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                                                                   Exhibit 10.14


                                 Lease Agreement














                               MIDTOWN PLAZA, INC.
                             BOWLING GREEN, KENTUCKY














                               Midtown Plaza, Inc.
                         Michael O. Buchanon, President

                                      INDEX

ASSIGNMENT AND SUBLETTING................................................... 11
ATTORNEYS' FEES AND EXPENSES................................................ 15
CONVEYANCE BY LANDLORD...................................................... 14
CORPORATE AUTHORITY......................................................... 16
DESTRUCTION OF OR DAMAGE TO PREMISES........................................ 10
EFFECT OF CONDEMNATION...................................................... 10
ENTIRE AGREEMENT;  GOVERNING LAW............................................ 16
GRAMMATICAL USAGE........................................................... 16
INSOLVENCY OR BANKRUPTCY OR TENANT.......................................... 12
INSURANCE...................................................................  9
LATE RENTAL PAYMENTS........................................................  5
MAINTENANCE, REPAIRS AND ALTERATIONS........................................  7
NOTICES..................................................................... 14
PARKING.....................................................................  9
PREMISES LEASED.............................................................  3
REMEDIES CUMULATIVE......................................................... 16
REMEDIES OF LANDLORD IN EVENT OF DEFAULT BY TENANT.......................... 13
RECORDING................................................................... 16
RENEWAL OF LEASE............................................................ 15
RENTAL......................................................................  4
RETURN OF PREMISES TO LANDLORD.............................................. 14
RIGHT OF ENTRY.............................................................. 11
SECURITY DEPOSIT............................................................  5
SEVERABILITY................................................................ 15
SIGNS.......................................................................  8
SUCCESSORS AND ASSIGNS...................................................... 15
TAXES....................................................................... 11
TENANT'S OPERATION OF PREMISES..............................................  6
TERM........................................................................  4
USE OF PREMISES.............................................................  6
UTILITY BILLS...............................................................  5
WAIVER...................................................................... 13
WAIVER OF SUBROGATION....................................................... 10





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                                 LEASE AGREEMENT

       THIS LEASE AGREEMENT, made and entered into on this the 19th day of January, 1999, by and BETWEEN MIDTOWN PLAZA, INC., a Kentucky Corporation whose principal place of business is 859 Fairview Avenue, Suite 400, Bowling Green, Kentucky 42101, as Landlords, hereinafter referred to as "Landlord" AND

              __________ CITIZENS FIRST CORPORATION

                            --------------------
                     with its principal place of business at

               1805 Campbell Lane, Bowling Green, Kentucky 42104
            --------------------------------------------------------
        ----------------------------------------------------------------
                          ----------------------------
        -----------------------------------------------------------------
                          ----------------------------
a Tenant, hereinafter referred to as "Tenant".

                              W I T N E S S E T H :

       1. PREMISES LEASED. In consideration of the mutual covenants and agreement herein contained, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, Unit(s) numbered 7 & 8, [containing approximately three thousand six hundred forty-two (3,642) square feet] in the shopping center known as MIDTOWN PLAZA; a retail shopping center located at 901 Lehman Avenue in Bowling Green, Warren County, Kentucky ("Midtown Plaza"), which Unit is indicated on the plan which is attached hereto as Exhibit A and made a part hereof (the "Leased Premises"), but reserving and excepting to Landlord all space above the ceiling of the Leased Premises and the use of the exterior walls and roof, and has the right to install, maintain, use, repair, and replace pipes, ducts, conduits, and wires leading through the premises serving other parts of Midtown Plaza (provided, however, that any such use by Landlord shall not materially interfere with Tenant's use of the Leased Premises). The Midtown Plaza is located on a tract of land designated as the 6.26 acre property located at Lehman Avenue and




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Josephine and known as the Midtown Plaza Shopping Center and Business Complex
which is owned by Midtown Plaza, Inc.

       2.  TERM. This Lease shall be for a term ("Term") of
                                 ONE (1) YEAR
                         beginning on January 19, 1999,
                               and terminating on
                               January 19, 2000,

 unless sooner terminated in accordance with the provisions of this lease.

       3. RENTAL. Tenant shall pay to Landlord, without deduction or offset, the following rental for the Leased Premises ("Rental"): (I) -------- for the period from:
                  ___________________________, 19________, to
                   ___________________________, 19________,
                                   the sum of:
               TWENTY-SIX THOUSAND FOUR HUNDRED AND 00/100 DOLLARS
                            ($26,400.00 ) PER YEAR,
                       payable in monthly installments of:
         TWO THOUSAND TWO HUNDRED AND 00/100 DOLLARS ($2,200.00) EACH;

                   and, (II)------------- for the period from:

                  ___________________________, 19________, to

                   ___________________________, 19________,

                                   the sum of:

           ----------------------------------------------------------

 ($_________________ ) per year, payable in monthly installments of:

          ------------------------------------------------------------

                         ($___________________ ) each.

       The installments of Rental set forth above shall be due and payable without demand or notice in advance on the first day of each calendar month during the Term, commencing on ________________________________,
19_____________. Tenant shall also pay, as additional rent, all such other sums of money as shall become due from and payable by Tenant to Landlord pursuant to this




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Lease. Rental for partial months at the beginning and end of the Lease shall be prorated.

         4. LATE RENTAL PAYMENTS. All payments of Rental not received by Landlord within five (5) days following the due date shall be subject to a late payment penalty of ten percent (10%) of the amount of such late installment, which penalty shall be due and payable contemporaneously with the payment of such late installment. Landlord's right to receive a late payment penalty shall not limit all other remedies available to Landlord pursuant to this Lease or by law for a breach by Tenant hereunder. The provisions of this Lease with respect to any obligation of Tenant to pay any sums to Landlord or to perform any act shall survive the expiration or other termination of this Lease.

         5. SECURITY DEPOSIT. As security for the faithful and punctual performance by Tenant of all of its obligations hereunder, Tenant has paid to Landlord a security deposit of two thousand two hundred and 00/100 dollars ($2,200.00) (the "Security Deposit") AND the last month's rent, in advance, of two thousand two hundred and 00/100 dollars ($2,200.00). The Security Deposit to be held by Landlord without liability for interest in accordance with this paragraph. Within forty-five (45) days after the expiration of the Term, Landlord shall return the Security Deposit to Tenant; provided, however, that Landlord's obligation to return the Security Deposit shall be conditioned upon Tenant's providing the Landlord an address for delivery thereof, and provided further that Landlord shall have the right to offset against the Security Deposit all Rental and other amounts required to be paid by Tenant pursuant to this Lease that are due and owing by Tenant upon expiration of the Term, and to offset against the Security Deposit Landlord's reasonable estimate of all amounts required to perform all unfulfilled obligations, if any, of Tenant under this Lease, including without limitation, all unfulfilled obligations of Tenant under paragraph 22 hereof. In the event of any such offset, and upon request of Tenant, Landlord shall deliver to Tenant a statement describing the items of offset. Landlord's right of offset hereunder shall be in addition to all other remedies of Landlord in the event of a default by Tenant under this Lease.

         6. UTILITY BILLS. Tenant shall pay all utility charges made against the Leased Premises including, but not limited to, charges for water, sewer, gas and electricity, and all other utility charges continuing during the original and any renewal term of this Lease as the same shall



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become due. In no event shall Landlord be liable for any interruption or failure in the supply of any utilities to the Leased Premises.

         7. USE OF PREMISES. Tenant covenants and agrees to open the Leased Premises as a branch bank office and thereafter not to use the Leased Premises for any other purpose without the prior written agreement of Landlord.

         Tenant covenants and agrees not to use the Leased Premises for any illegal purpose nor in such manner as to violate any applicable and valid law, rule or regulation of any governmental body, and to use the Leased Premises in a careful, safe and proper manner, and not permit waste therein, including being responsible for removal of any accumulation of its debris from the Leased Premises and its service drives and/or receiving area.

         8. TENANT'S OPERATION OF PREMISES. During the Term, Tenant shall conduct its business from the Leased Premises diligently and without interruption, in a first-class and reputable manner, during business hours and on business days that are customary for other businesses in Midtown Plaza or that may be designated from time to time by Landlord.
         Tenant shall, at all times during the Term:
                  (I) keep the interior of, and all display windows in, the Leased Premises well lighted during its business hours and keep its exterior electric sign in operation during the hours from dusk to midnight (Bowling Green Time ) on each day during the Term;
                  (II) store in the Leased Premises only such goods and merchandise as Tenant intends to offer for sale at retail from the Leased Premises; and
                  (III) comply with all laws and ordinances of all governmental authorities having jurisdiction over the Leased Premises and with all rules, regulations and requirements of the Board of Health and the fire insurance underwriters for Midtown Plaza.
         Tenant shall not, at any time during the Term:
                  (I) conduct or suffer to be conducted any fire, bankruptcy, or going-out-of-business sale in the Leased Premises;



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                  (II) use or permit the use of the sidewalk adjacent to the
Leased Premises as a newsstand, sidewalk shop, taxi stand, or for any purpose other than a pedestrian way;
                  (III) unload or permit the unloading of any delivery vehicle on any part of Midtown Plaza; other than at the rear of the Leased Premises;
                  (IV) engage in any activities or make use of any equipment or processes that would result in an increase to Landlord's insurance premiums for Midtown Plaza;
                  (V) install on the Leased Premises or in any part of Midtown Plaza any amplifiers or other sound equipment that can be heard outside the Leased Premises;
                  (VI) permit any refuse to accumulate on or around the Leased Premises or any part thereof unless confined in metal containers or properly baled, so located as not to be visible to members of the shopping public in Midtown Plaza, or permit any refuse to be placed on any sidewalk, curb, or part of the parking area of Midtown plaza;
                  (VII) keep or display any merchandise on or otherwise obstruct any sidewalks of Midtown Plaza; or
                  (VIII) place any signs, placards or leaflets of any nature (other than those expressly permitted by this Lease), including, without limitation, signs placed on vehicles or trailers, anywhere in Midtown Plaza or within a five hundred (500) yard radius thereof.

 9. MAINTENANCE, REPAIRS AND ALTERATIONS.

                  (A) Landlord shall, at its cost and expense, maintain in good repair the foundation, the outer walls (excepting the doors, windows and plate glass) and roof of the Leased Premises, and the pipes, wires and conduits to and from the exterior of the Leased Premises.

                  (B) Tenant shall, at its expense, maintain the Leased Premises in the same manner that a reasonably careful and prudent person would maintain his or her own business property, Without limiting the foregoing, Tenant shall keep the inside and outside of all glass and the doors and windows of the Leased Premises clean, shall keep all exterior storefront surfaces clean, shall replace promptly at its own expense with glass of like kind and quality any plate glass or window glass of the Leased Premises which may become cracked or broken, shall maintain the Leased Premises in a clean, orderly and sanitary condition, and shall keep in good repair the plumbing, bathrooms, drains, air conditioning equipment, heating equipment, hot water systems, pipes, wires and conduits. In the event that (I) Tenant fails to make repairs which Tenant is obligated to




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make pursuant to this subsection within ten (10) days of receipt of written notice from Landlord describing the repairs to be performed, or (II) Landlord reasonably determines that emergency repairs for which Tenant is responsible are necessary, then Landlord shall have the right to cause such repairs to be made and Tenant shall be obligated forthwith to reimburse Landlord for the reasonable costs thereof. If Tenant fails promptly to reimburse Landlord for such repairs, such failure shall constitute a material breach hereof, and the reimbursement amount due to Landlord shall bear interest at the lesser of (I) the maximum contract rate of interest allowed by applicable law or (II) fifteen percent (15%) per annum. Tenant agrees to indemnify and save harmless Landlord from and against all liens, claims or damage by reason of any repairs or improvements which may be made on the Leased Premises.

                  (C) The Leased Premises are leased by Landlord and accepted by Tenant "AS IS", without any warranties or representations of whatsoever kind or nature, whether express or implied, or whether written or oral, concerning any and all defects of a physical nature, whether in material or workmanship, which would be visible and apparent upon Tenant's full inspection and examination of the Leased Premises. Prior to making any improvements in the Leased Premises, Tenant shall submit to Landlord plans and specifications therefore in such detail as may reasonably be requested by Landlord. Tenant shall not construct, remove, or alter any improvements in the Leased Premises without first obtaining Landlord's prior written consent, which consent may be withheld in Landlord's sole discretion. Without limiting the foregoing, Tenant shall not change the exterior color of the Leased Premises, make any changes to the Leased Premises which would alter the structure thereof, or the mechanical, electrical or plumbing systems thereof, or the ceiling or floor thereof, place any shade or awning of any kind on the exterior of the Leased Premises, modify the arrangement of the windows or doors on the exterior of the Leased Premises, or make any modifications to or cut any penetrations into the roof of the Midtown Plaza without first submitting to Landlord plans and specifications therefor and obtaining from Landlord prior written approval thereof in accordance with this Paragraph. Without limiting the foregoing, no modifications shall be made to, and no penetrations cut in, the roof of Midtown Plaza except by a contractor approved in writing by Landlord.

         10. SIGNS. Tenant shall, at its sole cost and expense, erect and maintain on the outside of the Premises a lighted sign whose color, design



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and size has been approved by Landlord. Tenant shall not, without the prior written consent of Landlord, change the color, design or size of its sign on the outside of the Premises, or place any additional sign thereon, or place any sign, sticker or placard on, or within three (3) feet of the inside surface of any window of the Premises.

         11. PARKING. Landlord shall provide a customer parking area in front of Midtown Plaza as well an area behind Midtown Plaza for use by Tenant and Tenant's employees, officers and agents. In no event shall Tenant or Tenant's employees, officers or agents be permitted to park in the customer parking area in front of Midtown Plaza, and should it become necessary, Landlord retains the right and power to allocate parking spaces in the rear of Midtown Plaza to the various Tenant's of the building in the same proportion that the square feet of each tenant's leased premises bears to the total number of square feet in Midtown Plaza. All parking areas in Midtown Plaza shall at all times be subject to the exclusive control and management of the Landlord, Tenant shall, upon Landlord's request from time to time, furnish to Landlord the type, color and license numbers of the vehicles of Tenant and of its employees, officers and agents.
         12. INSURANCE.

                  (A) Landlord shall keep Midtown Plaza insured against loss and destruction and/or damage by fire. The proceeds of such insurance in the event of loss shall be paid to Landlord or its assigns.

                  (B) Tenant shall keep in force, at its own expense, during the term, public liability insurance covering the Leased Premises carried with companies and in a form reasonably acceptable to Landlord with minimum limits of Five Hundred Thousand Dollars ($500,000.00) for bodily injuries to, or death of, one person, and One Million Dollars ($1,000,000.00) for bodily injuries to, or death of, more than one person per occurrence; and property damage and fire insurance with a minimum limit in an amount at least equal to eighty percent (80%) of the value of all of Tenant's property, real and personal, on or in the Leased Premises per occurrence. Tenant shall also maintain glass breakage insurance covering all exterior windows and doors of the Leased Premises. All such policies shall name Landlord (specifically: Midtown Plaza, Inc. AND Michael
O. and Ellen D. Buchanon) as additional insured, and shall provide that the policies may not be cancelled or amended without thirty (30) days' prior notice to Landlord. At least fifteen (15) days prior to the expiration of each of the policies required to be carried by Tenant, Tenant shall deliver to Landlord either a duplicate original of such policy or a certificate of


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insurance thereon, together with evidence satisfactory to Landlord of the payment of the premiums therefor. If Tenant fails to obtain and maintain insurance in accordance herewith, then Landlord shall have the right, at its option and upon three (3) days' written notice to Tenant, to cause insurance to be issued in accordance with this Paragraph, in which event Tenant shall pay the premium for such insurance promptly upon Landlord's demand therefor.

         13. WAIVER OF SUBROGATION. Notwithstanding any provision to the contrary in this Lease, Landlord and Tenant each waive any and all rights of recovery, claims and causes of action against the other, or against the agents. officers, invitees or employees of the other, for any death of, or injury to, any person or any loss or damage that may occur to the Leased Premises or Midtown Plaza or any personal property of either party located therein or thereon, by reason of fire, the elements or any other cause which is required to be insured against under the terms of the policies of insurance required hereunder to be carried by the parties, regardless of the origin of such loss or damage, including the negligence of the other party, its agents, officers, licensees or employees, and each party covenants that its insurer shall not hold any right of subrogation against the other party by reason of any such loss or damage.

         14. DESTRUCTION OF OR DAMAGE TO PREMISES. If the Leased Premises are damaged or destroyed by fire, explosion, wind storm or any other casualty during the Term to such an extent that the damages cannot reasonably be repaired within ninety (90) days thereof, and if as a result of such damage or destruction it becomes impracticable for Tenant to operate its business from the Leased Premises, each of Landlord and Tenant shall have the option, exercisable by written notice to the other within ninety (90) days after such damage or destruction, to terminate this Lease effective as of the date of such damage or destruction. If the damage can reasonably be repaired within ninety (90) days, or if neither Tenant nor Landlord elects to terminate this Lease during such period, then Landlord shall proceed to repair and rebuild the damaged or destroyed Premises upon the same plan as existed immediately prior to such damage or destruction. During such period of time as the Premises are affected by such damage or destruction, and to the extent that the business of Tenant is materially impaired, the Rental shall be proportionately abated. Tenant shall not be entitled to compensation from Landlord for damages on account of inconvenience, annoyance or loss of business during any period



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of repair or reconstruction unless Landlord fails diligently and continuously to prosecute to completion such repair or reconstruction.

         15. EFFECT OF CONDEMNATION. If more than twenty percent (20%) of the Leased Premises, or an amount rendering the Leased Premises untenantable, is taken by a condemnation proceeding, Tenant shall have the right at its option to terminate this Lease as of the date of the taking of possession under the condemnation proceeding. If Tenant elects not to terminate the Lease under such circumstances, Rental shall abate in the proportion as the number of square feet taken bears to the total number of square feet of the Premises. All compensation awarded for such taking shall belong to and be the property of the Landlord.

         16. TAXES. Landlord shall pay all City, County, State and School ad valorem taxes which may be levied against the Leased Premises and the land on which it is situated. Tenant shall be responsible for the payment of all ad valorem taxes on its machinery, equipment, inventory, furnishings and other personal property which it may install in the Leased Premises for the carrying on of its business.

         17. ASSIGNMENT AND SUBLETTING. Tenant shall not, without the prior written consent of Landlord, sell or otherwise transfer or mortgage or otherwise encumber its interest in the Premises or any portion thereof. Without limiting the foregoing, Tenant shall not sublet or license the Premises or any portion thereof without Landlord's prior written consent. In the event that Tenant, with Landlord's consent, sells or otherwise transfers, mortgages or otherwise encumbers, or sublets or grants concessions or licenses covering all or any portion of the Premises, Tenant shall continue to be liable for payment of all rent as herein provided and for the continued performance of all of the Tenant's obligations pursuant to this Lease. In the event that Tenant is other than a sole proprietorship, none of the persons who have, directly or indirectly, an ownership interest in Tenant as of the date of this Lease shall, voluntarily or involuntarily, sell or otherwise transfer or pledge or otherwise encumber said ownership interest during the Term without the prior written consent of Landlord; provided, however, that transfers by devise or descent shall not be subject to Landlord's approval hereunder.

         18. RIGHT OF ENTRY. Landlord shall have the right to enter upon the Leased Premises at all reasonable hours to conduct inspections and perform maintenance and repairs; provided, however, that Landlord shall use its reasonable efforts to minimize interference with the business of Tenant. During the final six (6) months of the Term, Landlord may




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enter upon the Premises to show the Premises to prospective tenants; provided, however that Landlord may do so only during Tenant's normal business hours, and that Landlord shall use reasonable efforts to minimize interference with the business of Tenant.

         19. INSOLVENCY OR BANKRUPTCY OF TENANT. If (I) Tenant or any guarantor of this Lease shall become bankrupt of insolvent, or file a voluntary petition seeking relief from creditors under the Federal Bankruptcy Act, as amended, or any state statute, or (II) a receiver or trustee is appointed for Tenant or any guarantor of this Lease, or for any substantial portion of Tenant's or such guarantor's assets, and such appointment not be revoked within ten (10) days, or
(III) a court of competent jurisdiction adjudicates Tenant or any guarantor of this Lease to be a bankrupt in any involuntary proceedings, and if Tenant fails to provide, within three (3) days of Landlord's request therefor, adequate assurance of Tenant's or such guarantor's ability promptly to cure all defaults of Tenant under this Lease, if any, and of Tenant's future performance of this Lease, then such act, failure or event shall constitute a default of Tenant hereunder.
       Notwithstanding any other provisions contained in this Lease, in the event the Lessee is closed or taken over by the banking authority of the State of Kentucky, or other bank supervisory authority, the Lessor may terminate the Lease only with the concurrence of such banking authority or other bank supervisory authority, and any such authority shall in any event have the election either to continue or to terminate the Lease; provided that in the event this


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Lease is terminated, the maximum claim of Lessor for damages or indemnity for injury resulting from the rejection or abandonment of the unexpired term of the Lease shall in no event be in an amount exceeding the rent reserved by the Lease, without acceleration, for the year next succeeding the date of the surrender of the premises to the Lessor, or the date of re-entry of the Lessor, whichever first occurs, whether before or after the closing of the bank, plus an amount equal to the unpaid rent accrued, without acceleration up to such date.

         20. WAIVER. No waiver of any of the covenants and agreements herein contained or of any breach thereof shall be taken to constitute a waiver of any subsequent breach of such covenants or agreements or to justify or authorize the non-observance at any time of the same or of any of the other covenants and agreements herein contained.

         21. REMEDIES OF LANDLORD IN EVENT OF DEFAULT BY TENANT

         If (A) Tenant defaults in the payment of any installment of Rental or any other sum payable under this Lease, as and when such payment shall become due and payable as herein provided, and if such default continues for ten (10) days from the date of receipt by Tenant of notice of default from Landlord, or (B) Tenant defaults in the keeping or performing of any other covenant, negative covenant or obligation of Tenant hereunder and fails to cure said default within thirty (30) days from receipt of notice thereof from Landlord (unless such default cannot reasonably be cured within thirty (30) days and Tenant shall have commenced to cure such default within such thirty (30) days and continues diligently to pursue the curing of the same), or (C) Tenant abandons the Premises or vacates same for a period in excess of five (5) continuous business days, then Landlord shall have the right, without further notice or demand to Tenant or any other person, to elect to do any of the following:
         (I) to maintain the Lease in full force and effect, whereupon Landlord shall have the right to sue for all amounts of Rental and other amount payable by Tenant to Landlord hereunder as same come due;
         (II) terminate this Lease and repossess and retain the Leased Premises, whereupon Landlord shall have the right to recover from Tenant the present value of all Rental and other amounts to accrue under the Lease, discounted at the rate of ten percent (10%) per annum, less the cash





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market value of the Lease for the unexpired portion of the Term, as reasonably determined by Landlord; or
        (III) terminate Tenant's right to possession of the Leased Premises without terminating this Lease, whereupon Landlord shall have the right to repossess the Leased Premises, to attempt to lease them to another tenant, and to recover from Tenant all amounts of Rental and other amounts payable by Tenant to Landlord hereunder as same come due and as reduced by the rental, if any, received by Landlord for the pertinent lease period from the other tenant, if any; provided, however, that if Landlord elects or is deemed to have elected to proceed under this subparagraph (iii), then Landlord may at any time thereafter elect to terminate this Lease pursuant to subparagraph (ii).
         Unless Landlord advises Tenant in writing to the contrary within ninety
(90) days after Tenant's default, Landlord shall be deemed to have elected the remedy set forth in subparagraph (iii) above. Landlord shall have no obligation of any nature to mitigate damages in the event of a breach of this Lease by Tenant. In the event of default, the undersigned Tenant and any guarantor hereof agree to pay reasonable attorneys' fees and costs occasioned by the default and in accordance with KRS 453.250.

         22. RETURN OF PREMISES TO LANDLORD. Upon the expiration of the Term, Tenant shall surrender the Leased Premises to Landlord, broom clean, in the same or a similar condition as the Leased Premises were in at the beginning of this Lease, reasonable wear and tear excepted, and Tenant covenants that it will restore the Leased Premises to such condition and will be liable to Landlord for any costs incurred by Landlord in restoring the Leased Premises to such condition in the event Tenant fails to restore the Leased Premises to such condition.

         23. CONVEYANCE BY LANDLORD. If Landlord conveys fees simple title to Midtown Plaza to any third party, and said third party assumes all of the obligations of Landlord hereunder, then Landlord shall thereupon be relieved and released from all obligations as Landlord under this lease and Tenant shall look solely to such third party grantee for performance of Landlord's obligations hereunder; provided, however, that Landlord's release from liability hereunder shall be conditioned upon Landlord first furnishing to Tenant a copy of the fully executed instrument of conveyance.

         24. NOTICES. All notices to be given or delivered hereunder shall be in writing and shall be delivered either by certified mail, postage prepaid, return receipt requested, or by courier or messenger delivery, at



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the address of Landlord and Tenant set forth in the preamble of this Lease.
Notices shall be deemed to be given and received when delivered to the addresses called for hereby. Landlord and Tenant may, by delivering notice to the other, designate substitute addresses for those set forth above.

         25. ATTORNEYS' FEES AND EXPENSES. In the event Landlord shall be required to engage legal counsel for the enforcement of any of the terms of this Lease, whether such employment shall require institution of suit or other legal services required to secure compliance on the part of the Tenant, the Tenant shall be responsible for and shall promptly pay to the Landlord the reasonable attorneys' fees, and any other expenses incurred by the Landlord as a result of such default.

         26. RENEWAL OF LEASE. If Tenant has performed all of the covenants and obligations imposed on it under this Lease, then Tenant shall have the right to renew and extend this Lease for TWO ADDITIONAL PERIODS OF TWO (2) YEARS EACH (THE "RENEWAL TERMS") commencing on the expiration of the initial Term referred to in paragraph 2 hereof. In order to exercise its option to extend this Lease for the Renewal Term, Tenant shall give written notice of such exercise to Landlord not less than ninety (90) days prior to the expiration of the Term referred to in paragraph 2 hereof. If Tenant exercises its option to extend the Lease for the Renewal Term, this Lease shall be so extended subject to all of the terms, provisions and conditions hereof, except that (I) Tenant shall have no further right to renew or extend this Lease, and (II) the Rental during the Renewal Term shall be the Rental in effect on the last day of the Term as provided in paragraph 3 hereof (the "Base Rental"), multiplied by a fraction, the numerator of which is the Consumer Price Index for All Urban Consumers, all Items, U.S. City Average, published by the U.S. Department of Labor, Bureau of Labor Statistics (the "Consumer Price Index") prevailing on the first day of the Renewal Term, and the denominator of which is the Consumer Price Index prevailing on

           ---------------------------------------------------------,
                               19_______________;
provided, however, that in no event shall the Rental during the Renewal Term be less than the Base Rental. The Rental payable under this Lease shall thereafter be redetermined in the same manner set forth in the preceding sentence hereof on each anniversary of the first day of the Renewal Term.

         27. SEVERABILITY. If any provision of this Lease shall be declared invalid or unenforceable, the remainder shall continue in full force and effect.

         28. SUCCESSORS AND ASSIGNS. All of the covenants and agreements herein contained shall be binding upon and inure to the benefit of the parties hereto, and their successors and/or assigns.

         29. CORPORATE AUTHORITY. The Tenant warrants that the parties executing this agreement on its behalf do so by virtue of authority granted by resolutions appropriately adopted pursuant to the Bylaws of such corporation.

         30. GRAMMATICAL USAGE. In construing this Lease, neuter pronouns shall be substituted for those masculine in gender and vice versa, and plural terms shall be substituted for those singular and singular for plural in any place in which the context requires so.

         31. REMEDIES CUMULATIVE. The specified remedies to which the Landlord may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any remedies or means of redress to which Landlord may be lawfully entitled in case of any breach or threatened breach by Tenant of any provision(s) of this Lease.

         32. RECORDING. This Lease shall not be recorded for any public inspection by the parties hereto; provided, however, that a memorandum of Lease may be placed of record by either of the parties hereto, same to reflect only the parties to the agreement and the tract which is affected by this Lease. In no respect shall said memorandum set forth rent or financing arrangements contained herein.

         33. ENTIRE AGREEMENT; GOVERNING LAW. This Lease, including Exhibit A attached hereto and initialed or signed by Landlord and Tenant, contains the entire agreement between the parties hereto, is a total integration thereof and may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification and/or discharge is sought. This Lease shall be governed by, construed, and enforced in accordance with the laws of the Commonwealth of Kentucky.

                  IN WITNESS WHEREOF, the parties have caused this instrument to be executed by the persons thereunto duly authorized, this the 19th day of January, 1999, as to Landlord; and this the 19th day of January, 1999, as to Tenant.

                                    LANDLORD:

                                    MIDTOWN PLAZA, INC.

                                    /s/ Michael O. Buchanon
                                    ------------------------------------------
                                    MICHAEL O. BUCHANON, PRESIDENT




STATE OF KENTUCKY
                   SS
COUNTY OF WARREN

                  The foregoing Lease Agreement was acknowledge to before me by Michael O. Buchanon, President, of Midtown Plaza, Inc., this the 19th day of January, 1999.



                                 -----------------------------------------------
                                 Notary Public, State at Large

                                 My commission expires:
                                                        ------------------------

                                 TENANT:


                                 CITIZENS FIRST CORPORATION
                                 /s/ Mary D. Cohron - President
                                 -----------------------------------------------
                                 Authorized Representative's Signature and Title

                                 /s/ Mary D. Cohron - President
                                 -----------------------------------------------
                                 PRINT Representative's Name and Title

                                 -----------------------------------------------
                                 Authorized Representative's Signature and Title

                                 -----------------------------------------------
                                 PRINT Representative's Name and Title



STATE OF KENTUCKY
                   SS
COUNTY OF WARREN

                  The foregoing Lease Agreement was acknowledge to before me by Mary D. Cohron and ______________________________, the Authorized
Representative(s) for CITIZENS FIRST CORPORATION, as Tenant; this the 19th day of January, 1999.

                                    --------------------------------------------
                                    Notary Public, State at Large

                                    My commission expires:
                                                          ----------------------

         For and in consideration of the Landlord leasing the premises to the Tenant, I/we the undersigned hereby jointly and severally guarantee unto Landlord the performance of this Lease and the payment of all rentals and charges to be construed as rentals due by Tenant.


                                  GUARANTOR(S):




----------------------------------------    ------------------------------------
   Signature                                Signature



----------------------------------------    ------------------------------------
   PRINT Name                                           PRINT Name






STATE OF KENTUCKY
                  SS
COUNTY OF WARREN

                  The foregoing Lease Agreement was acknowledge to before me by

  ----------------------------------------------------------------------------
                                      and

  ----------------------------------------------------------------------------
                             _____, as Guarantor(s),

  this the ________________ day of ____________________________, 19__________.



                                    --------------------------------------------
                                    Notary Public, State at Large

                                    My commission expires:
                                                          ---------------------